SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Small Cap Core Fund

Effective on May 31, 2013:

QS Investors, LLC (”QS Investors”) no longer serves as subadvisor to the fund. All references to QS Investors are hereby deleted.

Effective immediately, the following information replaces existing disclosure contained under the ”Management process” sub-section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus:

Management process. Portfolio management uses an active process that combines financial analysis with an assessment of corporate strategy and management quality. Portfolio management focuses on stocks that they believe are undervalued relative to their intrinsic worth. Portfolio management considers various fundamental factors including, but not limited to, free cash flow yield and return on invested capital in seeking to identify undervalued securities.

Portfolio management generally seeks companies that it believes have high returns on invested capital, strong corporate governance practices and conservative accounting. Portfolio management prefers companies that demonstrate sustainable and growing cash flows. The fund’s portfolio is assembled on a stock-by-stock basis and sector weights are not predetermined by a benchmark.

Portfolio management will normally sell a stock when its price reaches portfolio management’s expectations or portfolio management believes there has been a deterioration in the company’s fundamental value. A stock may also be sold when portfolio management believes that other investments offer better opportunities.

The following information replaces the existing disclosure under the ”MANAGEMENT” section of the summary prospectus:

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Joseph Axtell, CFA, Managing Director. Lead Portfolio Manager of the fund. Joined the fund in 2013.

Rafaelina M. Lee, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Michael A. Sesser, CFA, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

November 26, 2013
PROSTKR-320